UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         Date of Report December 18, 1997
                        (Date of earliest event reported)


                               ALLIED Group, Inc.
             (Exact name of registrant as specified in its chapter)

             Iowa                      0-14243                    42-0958655
(State of other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       Fine Number)            Identification No.)


701 Fifth Avenue, Des Moines, Iowa                                   50391-2000
(Address of principal executive offices)                             (Zip Code)


                                  515-280-4211
               (Registrant's telephone number including area code)



                 The total number of pages contained herein is 25.




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Item 5.  Other Events.

On December 18, 1997, the Board of Directors of ALLIED Group, Inc. amended its Bylaws to provide for advance notification of director nominations and stockholder proposals, and in addition, made a conforming Bylaw amendment with the Iowa Business Corporation Act. The Bylaw amendments are filed as Exhibit 3.2 to this Form 8-K.








Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     3.2 Bylaws of the Company as of July 9, 1991, as amended March 3, 1992, December 2, 1992, October 14, 1993, December 14, 1994, March 4, 1997,
           and December 18, 1997.






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALLIED Group, Inc.
                                          (Registrant)



                                /s/     Jamie H. Shaffer
                  -------------------------------------------------------------
                                  Jamie H. Shaffer, Treasurer
                  (Principal Financial Officer and Principal Accounting Officer)


Date:  January 5, 1998